                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               November 4, 1998
              ----------------------------------------------------
                Date of report (Date of earliest event reported)

                              Telco Systems, Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                Delaware                0-12622             94-2178777
          --------------------   --------------------   -----------------
         (State or Other Juris-  (Commission File No.)    (IRS Employer
       diction of Incorporation)                       Identification No.)


                               68 Nahatan Street
                         Norwood, Massachusetts  02062
             -----------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)

                                 (781) 551-0300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

        On November 4, 1998, Ernst & Young LLP, the independent auditors of Telco Systems, Inc. (the "Company"), completed its audit of the Company's financial statements at and for the fiscal year ended August 30, 1998. Based upon information reflected in the Company's audited fiscal 1998 financial statements, on November 4, 1998, the Company announced audited fourth quarter and fiscal year 1998 (ended August 30, 1998) results, which have been revised upward from initial earnings reported by the Company on September 17, 1998.

         For the fourth quarter of fiscal year 1998, revenue of $31,673,000 and gross margins remained unchanged. Net income before special charges was $2,875,000 or $.26 per share (basic and diluted), versus the initial report of $2,450,000 or $.22 per share, due to lower actual operating expenses partially offset by higher income tax expense. Special charges and inventory reserves remained unchanged. After special charges, the Company's net loss for the fourth quarter was ($375,000) or ($.03), per share versus the initial report of ($800,000) or ($.07) per share.

         For the 1998 fiscal year, revenue of $113,230,000 and gross margins remained unchanged. Net income for the year before special charges was $5,134,000 or $.47 per share ($.46 per share, diluted), versus the initial report of $4,709,000 or $.43 per share ($.42 per share, diluted). Special charges, which included a one-time charge of $5,135,000 or $.47 per share for the write-off of purchased research and development associated with the Company's January 1998 acquisition of Jupiter Technology, Inc., and inventory reserves remained unchanged. Including this one-time charge and the other charges mentioned above, the net loss for the year was ($3,251,000) or ($.30) per share versus the initial report of ($3,676,000) or ($.34) per share.

        The following audited historical financial statements of the Company are attached as exhibits hereto and incorporated by reference herein: Consolidated Balance Sheets as of August 30, 1998 and August 31, 1997 and the related Consolidated Statements of Operations, Shareholders' Equity and Cash Flows for each of the three years ended August 30, 1998. The Company's Management Discussion and Analysis of Financial Condition and Results of Operations relating to its audited fiscal 1998 financial statements is also attached as an exhibit hereto and incorporated by reference herein.

        In addition, the Company's November 4, 1998, press release announcing its audited fiscal 1998 financial results is attached as an exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

        Exhibit 23.1 Consent of Independent Auditors

        Exhibit 27.1 Financial Data Schedule

        Exhibit 99.1 Consolidated Financial Statements and Schedule of the
                     Company as of August 30, 1998 and 1997 and for each of the three years in the period ended August 30, 1998 and report of independent auditors

        Exhibit 99.2 The Company's Management Discussion and Analysis of
                     Financial Condition and Results of Operations

        Exhibit 99.3 Press release dated November 4, 1998, announcing the
                     Company's audited fiscal 1998 financial results

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.


Dated: November 4, 1998


                        TELCO SYSTEMS, INC.



                        By: /s/ William J. Stuart
                            -------------------------------------------------
                            Name: William J. Stuart
                            Title: Vice President and Chief Financial Officer


                                       3